UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-03651

                    Touchstone Strategic Trust – December Funds
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
                   Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

E. Blake Moore, Jr.

303 Broadway, Suite 1100
                   Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

December 31, 2021
Annual Report
Touchstone Strategic Trust
Touchstone Anti-Benchmark® US Core Equity Fund
Touchstone Dynamic Global Allocation Fund
Touchstone Sands Capital International Growth Fund

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4-11
Tabular Presentation of Portfolios of Investments (Unaudited)	12
Portfolios of Investments:
Touchstone Anti-Benchmark® US Core Equity Fund	13-14
Touchstone Dynamic Global Allocation Fund	15
Touchstone Sands Capital International Growth Fund	16-17
Statements of Assets and Liabilities	18-19
Statements of Operations	20
Statements of Changes in Net Assets	21
Statements of Changes in Net Assets - Capital Stock Activity	22-23
Financial Highlights	24-29
Notes to Financial Statements	30-40
Report of Independent Registered Public Accounting Firm	41-42
Other Items (Unaudited)	43-50
Management of the Trust (Unaudited)	51-53
Privacy Protection Policy	55
This report identifies the Funds' investments on December 31, 2021. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President
Dear Shareholder:
We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended December 31, 2021.
A rising inflation theme defined the economic backdrop in the U.S. and developed markets for much of the 2021 calendar year. The U.S. Federal Reserve (Fed) dropped “transitory” from its official statements during the fourth quarter regarding the nature of inflation’s impact on the U.S. economy. This was fortuitous timing because in November, the Fed’s preferred inflation gauge hit 4.7%, the highest level recorded since 1989. Regarding U.S. labor market conditions, job openings remained at a historic high of 11 million while the labor participation rate was at a 45-year low of 61.8%. Labor shortages have impacted the broader economy through supply chain issues, hospital staffing and various retail segments. Given tight labor market conditions and elevated inflation readings, the Fed communicated its intent to tighten fiscal policy and hinted at raising the overnight Federal Funds rate up to three times in 2022. Outside the U.S., developed market central banks largely acted in unison in terms of maintaining highly accommodative monetary policy, with only the Bank of England implementing a 25 basis points increase in overnight rates.
Over the course of the entire calendar year, economic activity remained strong despite headwinds from the aforementioned inflationary pressures, supply chain disruptions and emerging COVID variants such as Delta in the summer and Omicron later in the year. The combination of a highly accommodative monetary policy by the Fed and Congress passing two separate, trillion dollar-plus fiscal stimulus packages, maintained a high level of liquidity and inexpensive financing, and a general tailwind for the capital markets. Re-emerging pandemic concerns and prospects of tighter monetary conditions dampened capital markets overseas, particularly in developing economies which were also impacted by Chinese regulatory pressure and the feared collapse of Chinese property developer, Evergrande.
U.S. equity markets posted strong returns for 2021. Value equities outperformed their growth counterparts within the small and mid-capitalization ranges. Growth outperformed among the mega-caps due largely to the weight and strength of Information Technology constituents, Apple Inc., Microsoft Corp, and NVIDIA Corp. From a market capitalization perspective, small capitalization stocks, which tend to be more economically sensitive, underperformed mid-caps, while mid-caps underperformed large-caps. From a sector perspective, U.S. equities were led by Energy, Real Estate, Financials, and Information Technology.
As previously noted, the Fed continued its near zero overnight rates and direct purchases of various fixed income securities leading to overall low yields. Low quality fixed income such as non-investment grade corporate credit outperformed investment grade corporate credit. Non-investment grade bonds, municipal bonds, and inflation-protected bonds were among the few fixed income areas to end the year in positive territory.
Markets such as these reaffirm our belief in the importance of the steady hands of financial professionals, trust in your investment strategy, and the risks of trying to time the market. Additionally, we believe that environments that are more volatile create more opportunity for active managers to add value, especially those that are Distinctively Active. We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.
Sincerely,
E. Blake Moore Jr.
President
Touchstone Strategic Trust

Management's Discussion of Fund Performance (Unaudited)
Touchstone Anti-Benchmark® US Core Equity Fund
Sub-Advised by TOBAM S.A.S.
Investment Philosophy
The Touchstone Anti-Benchmark® US Core Equity Fund seeks capital appreciation. TOBAM’s methodology seeks to enhance the diversification of portfolio holdings to reduce market bias and potentially improve risk-adjusted returns. TOBAM’s process selects individual stocks and their weights in an effort to reduce the correlations between individual holdings. This enables the creation of portfolios that seek to mitigate the inherent concentration risks associated with capitalization-weighted benchmarks. The lower correlations have the potential to provide a differentiated source of value than other methods of diversification. This quantitative approach creates fully invested, long-only portfolios that do not use leverage, and are designed to help guard against structural biases.
Fund Performance
The Touchstone Anti-Benchmark® US Core Equity Fund (Class Y Share) underperformed its benchmark, the Russell 1000® Index, over the 12-month period ended December 31, 2021. The Fund’s return was 9.14 percent compared to the 26.45 percent return of the Russell 1000® Index.
Market Environment
Looking back at 2021, the big themes in financial markets were COVID-19 fears, recovery hopes and inflation anticipations. In equity markets, there were very few winners of these big themes. As a consequence, in 2021 financial market participants clearly achieved one thing: they made big bets even bigger. Cap-weighted indices, that tend to exacerbate the impact of big bets (in the positive as well as negative sense), experienced the biggest move in market concentration that we have observed in ages.
The first consequence of the big trading themes in 2021 was that yet again, there was a big wedge between the evolution of the U.S. equity market and the rest of the world. At the same time the U.S. Dollar strengthened massively against other (hard) currencies (in particular against the Euro and the Yen), while equity valuations did not compensate for these big currency moves. Hence the wedge between U.S. equity market returns and the rest of the developed world was substantial. Emerging market economies have unsurprisingly struggled the most to vaccinate their population and hence to fully reopen their economies. Additionally, there are still political uncertainties that weigh heavily on performance of certain segments of the market (e.g., China). As a consequence, the MSCI Emerging Markets Index returns were negative over 2021.
This massive market rally was driven by a few already very big stocks that have now grown even more in size. Throughout 2021, the performance of large cap stocks (larger than $50B USD market cap) contributed more than 15% of the MSCI All Countries World Index total approximate performance of 19% for the reporting period. These market themes translated into sector bets, which is why there are only few sectors that pulled up markets during the year: Financials, Energy and Information Technology. However, it is interesting to note that within these sectors, it was again the very big stocks that are actually responsible for the extremely big rally while the broader market did not take advantage of investors’ bets.
Portfolio Review
The Fund’s underperformance early in the year primarily occurred during the inflation/recovery trade that was the predominant trading theme towards the end of the first quarter. It mostly benefitted the Energy, Real Estate, Communication Services and Financials sectors. This investment theme caused a divestment from a small number of sectors which were diversifying, and as such was adverse to the performance of the Fund.
Additionally, from the second quarter onward, U.S. large cap stocks outperformed by a wide margin. This contributed to a further sharp increase in market concentration, reaching the highest levels in this concentration super-cycle. Within 2021, the Russell 1000® Index remained significantly biased towards Financials and IT, both of which were among the top contributors of relative underperformance for the year.
Outlook and Conclusion
TOBAM’s Anti-Benchmark strategy does not forecast but simply seeks to maximize diversification. Thus, it does not include fundamental analysis of individual stocks, countries, sectors, economic environments or factors. No discretionary tactical or strategic asset allocation decisions are made with respect to specific regions, sectors or industries. TOBAM’s investment process consists of maximizing diversification from a bottom-up perspective. Securities are bought or sold solely in relation to their potential relative diversification benefits within the portfolio. A security will be completely sold when it no longer provides the most marginal diversification among all available stocks in the universe, and others purchased when they begin to provide more marginal

Management's Discussion of Fund Performance (Unaudited) (Continued)
diversification. TOBAM’s patented Anti-Benchmark approach is designed to avoid explicit and implicit biases in terms of sector, style, market cap and other statistical measures. For this reason, we apply as few constraints as possible and do not rely on any given view or forecast, in order to avoid unwanted systematic exposures. The Fund’s portfolio reflects even risk contributions from all independent effective risk factors in the investment universe, which may include sector and country factors.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Anti-Benchmark® US Core Equity Fund Class Y* and the Russell 1000® Index
Average Annual Total Returns**
Touchstone Anti-Benchmark® US Core Equity Fund	1 Year	Since Inception*
Class A	3.44%	10.99%
Class C	7.05%	12.00%
Class Y	9.14%	13.14%
Institutional Class	9.17%	13.20%
Russell 1000® Index	26.45%	21.72%
*	The chart above represents performance of Class Y shares only, which will vary from the performance of Class A shares, Class C shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was October 2, 2020, October 2, 2020, November 19, 2018, and November 19, 2018, respectively. Class A shares' and Class C shares' performance was calculated using the historical performance of Class Y shares for the periods prior to October 2, 2020. The returns have been restated for sales loads and fees applicable to Class A and Class C. The returns of the index listed above are based on the inception date of the Fund.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Dynamic Global Allocation Fund
Sub-Advised by Wilshire Advisors LLC
Investment Philosophy
The Touchstone Dynamic Global Allocation Fund is a “fund-of-funds,” which seeks to achieve its investment goal of providing investors with capital appreciation by primarily investing in a diversified portfolio of underlying equity and fixed-income funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund has the ability to invest in unaffiliated underlying funds, including exchange-traded funds (ETFs) and exchange-traded notes (ETNs), to the extent that the desired asset class exposure is not available through Touchstone Funds.
Fund Performance
The Touchstone Dynamic Global Allocation Fund (Class A Shares) underperformed its primary benchmark the MSCI All Country World Index (ACWI), but outperformed its secondary benchmark the Bloomberg Global Aggregate Index for the 12-month period ended December 31, 2021. The Fund’s total return was 5.11 percent (calculated excluding the maximum sales charge) while the total return of the MSCI ACWI was 18.54 percent and the total return of the Bloomberg Global Aggregate Index was -4.71 percent.
Market Environment
Sharply rising inflation will likely be remembered as the economic story of 2021.Increases in consumer price index (CPI) have reached rates not seen in 40 years. Food and energy prices were up meaningfully, but so too were the major “core” CPI items of automobiles and apparel. Consumers’ ability to manage this period will help determine whether the U.S. can continue its economic progress. The employment picture was quite strong, including an unemployment rate approaching 4 percent and continued above trend growth in wages. However, the personal savings rate had fallen to a level last seen in late-2017, suggesting that consumers were saving less as they adjust to rising prices. Inflation and new COVID-19 variants were likely behind depressed consumer sentiment surveys.
The U.S. stock market generated a strong gain for the year. All sectors were in positive territory, with Energy, Real Estate and Financials representing the best performing sectors. From a size perspective, large-cap outperformed small-cap during the year. Growth stocks outperformed value within the large-cap segment of the market but underperformed in small-caps, with small-value performing as the best market segment overall in 2021.
Performance results within international equity markets were mixed during the year, with developed markets generally positive against a slight drop within emerging markets in both local and U.S. dollar terms. The main sources of weakness were China, South Korea and Brazil. In China, the real estate market, which accounts for nearly a third of China’s gross domestic product, had been experiencing a major slump and developers were heavily indebted. While their economic growth forecasts were on the decline, the economy was still expected to expand in 2021. In Europe, Germany was the area’s largest economy and was facing a potential recession as supply issues and new coronavirus cases weighed on growth. Growth had slowed in the U.K., as well, and was expected to face additional headwinds.
The U.S. Treasury yield curve rose across most maturities during the year. The 10-year Treasury yield ended the year at 1.51%, up from 0.92% at the start of the year. Investment-grade and non-investment grade credit spreads narrowed during the quarter. The Federal Open Market Committee meetings during the year resulted in no change to their overnight rate. During the December meeting, the committee announced that it would begin to reduce (i.e., taper) the monthly pace of its asset purchases starting in January. Despite previously labeling increased inflation as “transitory,” Federal Reserve Chairperson Jerome Powell acknowledged that increases have spread to a broader range of goods and that inflation may now be “more persistent.”
Real estate securities were up for the year in both the U.S. and abroad. Commodities were also quite strong. Natural gas prices rose dramatically during 2021, ending at $3.73 per million BTUs. Gold prices were volatile in 2021 and finished the year at approximately $1,829 per troy ounce.
Portfolio Review
A generally strong global equity market environment helped lead the Fund’s equity allocation to significant absolute returns for the year. Returns were largely dominated by domestic large cap equities. Individual underlying fund performance within the equity bucket detracted from returns during the year, while allocation decisions within the equity bucket also detracted, with the overweight to foreign and emerging markets equities being the primary detractor from returns.

Management's Discussion of Fund Performance (Unaudited) (Continued)
On a stand-alone basis, the Fund’s fixed income bucket outperformed the Bloomberg Global Aggregate Index. Individual underlying fund performance within the fixed income bucket contributed to relative performance, while tilts within fixed income detracted.
The Fund’s allocations to the Touchstone Small Cap Value Fund and Touchstone Value Fund were the two strongest performing allocations on a stand-alone basis during the year. The Touchstone Value Fund was by far the Fund’s largest contributor to returns. The largest drivers of negative performance during the year were the Touchstone Anti-Benchmark® International Core Equity Fund and Touchstone Sands Capital Select Growth Fund.
During 2021, we made several notable allocation changes to the Fund. In early February, the decision was made to reduce the Fund's allocation to Touchstone Credit Opportunities Fund and reallocate to Touchstone Ultra Short Duration Fixed Income Fund in order to reduce credit risk, while avoiding increasing the duration. Additionally, we trimmed from the Touchstone High Yield Fund and reallocated to the Touchstone Impact Bond Fund in an effort to trim credit risk. Within equities, we reallocated from the Touchstone Sands Capital Select Growth Fund to the Touchstone Sands Capital Emerging Markets Growth Fund in order to hold an overweight position in emerging markets equities relative to U.S. equities.
In early August, we trimmed allocations to the Touchstone Impact Bond and Vanguard Emerging Markets Government Bond ETF and reallocated to the Touchstone Ultra Short Duration Fixed Income Fund in order to reduce portfolio level duration to better cushion the Fund against the risk of rising interest rates. We also added to the Touchstone Sands Capital Emerging Markets Growth Fund, sourced from the Touchstone International Growth Fund to ensure that the Fund’s allocation to Emerging Markets equity was overweight relative to the Fund’s equity benchmark, the MSCI ACWI Index. The Emerging Markets equity allocation within the benchmark continued to rise.
In early November, we eliminated the Fund’s allocation to the Touchstone High Yield Fund and reallocated to the Touchstone Credit Opportunities Fund in order to hold an overweight position in Bank Loans relative to High Yield. We also removed the Fund’s overweight position in Emerging Markets equities relative to U.S. and Foreign Developed equities and moved to overweight foreign developed equities. This was enacted by trimming from the Touchstone Sands Capital Emerging Markets Growth Fund and iShares Core MSCI Emerging Markets ETF and reallocating to iShares MSCI EAFE Value ETF and the Touchstone International Growth Fund. We also trimmed from Touchstone Sands Capital Emerging Markets Growth Fund and reallocated to Touchstone Growth Opportunities Fund in order to remove the overweight position in Emerging Markets equities relative to U.S. equities.
Outlook and Conclusion
We believe the recent emergence of the highly contagious Omicron variant of COVID-19 will likely negatively impact the pace of global economic growth during first quarter 2022, but as the new variant appears to be far less dangerous than prior variants its effects may be less severe than those of other variants. We believe economic growth will likely be strong in the U.S. and abroad in the second quarter and perhaps third quarter of 2022. U.S. corporate earnings are expected to continuing growing in 2022, though at a far reduced rate when compared to 2021. Earnings expectations are even higher in some foreign developed markets. Absent multiple compression, we expect this earnings growth to allow equity prices to continue to move upwards.
Inflation remains a concern within the U.S., and may not be as transitory as originally expected, but we believe some of the components of inflation should begin to ease during 2022. For instance, energy prices are unlikely to move up 30 percent again and new auto prices likely will not match their 20 percent increase from 2021. The inability of Congress to pass President Biden’s Build Back Better bill could have a modestly deflationary impact as the enhanced child tax credit ends going into 2022.
We anticipated that interest rates might drift upwards during the latter portion of 2021, but although there were movements within the yield curve, the 10-year U.S. Treasury yield was mostly unchanged. As the U.S. Federal Reserve Board begins to take steps to tighten monetary policy (and perhaps fight inflation) during 2022, interest rates are likely to rise and could weigh on longer duration fixed income issues.
The Fund has materially lower fixed income duration than its fixed income benchmark, so to the extent that interest rates rise in the coming months, we believe the fixed income portion of the Fund is well positioned. Rising interest rates generally benefit Value equities more than Growth equities, so the Fund’s overweight position in Value equities would also be beneficial.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Dynamic Global Allocation Fund Class A*, the MSCI All Country World Index and the Bloomberg Global Aggregate Index
Average Annual Total Returns**
Touchstone Dynamic Global Allocation Fund	1 Year	5 Years	10 Years
Class A	-0.17%	6.75%	6.80%
Class C	3.35%	7.23%	6.79%
Class Y	5.39%	8.29%	7.70%
MSCI All Country World Index	18.54%	14.40%	11.85%
Bloomberg Global Aggregate Index	-4.71%	3.36%	1.77%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
MSCI All Country World Index is an unmanaged index that measures the equity market performance of developed and emerging markets.
Bloomberg Global Aggregate Index is an unmanaged index that measures global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Sands Capital International Growth Fund
Sub-Advised by Sands Capital Management, LLC
Investment Philosophy
The Touchstone Sands Capital International Growth Fund seeks long-term capital appreciation. The Fund invests in equity and equity-related securities issued by companies located in foreign countries. The Fund’s sub-advisor, Sands Capital Management, LLC, uses a “bottom-up” approach to investment selection that focuses on a company’s long-term business fundamentals, as opposed to sector or regional allocations. Sands Capital seeks companies that have: sustainable above-average earnings growth; a leadership position in a promising business space; significant competitive advantages such as profitability, superior quality or distribution relative to competitors or strong brand and consumer loyalty; a clear mission in an understandable business model; financial strength; and a rational valuation in relation to competitors, the market and business prospects.
Fund Performance
The Touchstone Sands Capital International Growth Fund (Class Y Shares) underperformed its benchmark, the MSCI ACWI-Ex USA Index, since its inception on March 8, 2021 through December 31, 2021. The Fund’s total return was 2.40% while the total return of the benchmark was 5.90%.
Market Environment
International equities (as measured by the MSCI ACWI ex-USA Index) traded higher for the period. Western Europe was the top-contributing region and information technology and financials were the top-contributing sectors. Conversely, Emerging Asia detracted from the index’s results, and consumer discretionary and communication services were the top-detracting sectors.
Portfolio Review
The Touchstone Sands Capital International Growth Fund underperformed the MSCI ACWI ex-USA Index for the period, largely driven by security selection. From a geographic perspective, Developed Asia contributed most to relative results, while Emerging Asia was the top detractor. From a sector perspective, Information Technology and Health Care were the top contributors, while Consumer Discretionary and Financials detracted the most.
Among the individual contributors to investment results were ASML Holding ("ASML"), VAT Group ("VAT") and Atlassian. ASML produced strong investment results over the past year, bolstered by good business results and from the semiconductor industry’s rise more broadly. Third-quarter 2021 results were solid, with revenue growing 32 percent year-over-year and EBIT increasing by 58 percent (margins expanded by nearly six percentage points, to 37 percent). Fourth-quarter revenue guidance was lower than expected by consensus, which management attributed to material shortages, logistics center start-up issues, and revenue recognition delays. We view this revenue as merely delayed, rather than lost. More importantly, in our view, is the continued strength in order numbers, which were up 115 percent year-over-year. In the long run, orders should equal revenue, and at today’s order cadence, we anticipate ASML to achieve annual revenues of €30 billion within the next four or five years (versus €19 billion forecasted in 2021). We continue to believe ASML is favorably positioned as an effective toll-taker on the massive, growing semiconductor industry. Its equipment enables much of the semiconductor production required for the economy’s increasing digitalization. We believe it to be the primary beneficiary of the industry’s increased manufacturing complexity and capital intensity.
VAT is the world’s leading provider of vacuum valves for semiconductors and industrial manufacturing processes, by market share. The stock benefited over the period from a strong environment for semiconductor-related shares, as well as strong business results. VAT most recently reported a solid third quarter, with results and guidance above consensus. Notably, orders were CHF 280 million (up 80 percent year-over-year) versus consensus estimates of CHF 251 million. VAT continues to build out capacity in its Malaysia and Switzerland factories and intends to expand further over the next two years. This expansion is being driven by long-term industry growth drivers, including 5G and the Internet-of-Things, in addition to continued semiconductor demand strength, and for NAND in particular. VAT has soft-guided for wafer fabrication equipment growth of low double digits in 2022 (versus 40 percent growth in 2021), which is faster than expected overall industry growth.
Atlassian continues to deliver strong business results amid its cloud transition. For the quarter ended September 30, 2021, the business reported 57 percent year-over-year subscription growth, and impressive new customer acquisition—Atlassian added 28,000 customers over the past two quarters, versus 18,000 in all of fiscal 2020. Meanwhile, Atlassian continues to expand its product portfolio, providing its new customers with more ways to spend. Following the cloud transition, we think the business will grow in excess of 30 percent annually over the next five years.
Among the absolute individual detractors were New Oriental Education, Alibaba and Tencent. New Oriental Education and Alibaba were sold during the period. New Oriental Education was sold after Chinese regulators released a broad set of reforms for

Management's Discussion of Fund Performance (Unaudited) (Continued)
private education companies, effectively transforming the industry. The regulations are stricter than previously circulated versions and also stricter than what we and other investors thought. Most weekend and vacation after-school tutoring will be banned, and existing agencies will be forced to become nonprofit institutions, among other changes. Regulatory concerns had pressured shares of New Oriental Education and its peers for months. Given the wide range of potential outcomes and the business’ small weight in our portfolio, we decided to wait for clarity. The new regulations ended up being harsher than our worst-case scenario, and the business no longer meets our criteria for growth, business space attractiveness, or governance. While it’s possible that the regulations will be revised to be more lenient—as we have observed with failed efforts in Japan and South Korea to limit after-school tutoring—we no longer believe the business merits ownership in the Fund.
Alibaba was sold as in our view, the business is maturing, facing increased competition, and remains a potential target for regulators both domestically and abroad. At over 30 percent, China’s ecommerce penetration is among the highest globally, and we think growth will slow over the coming decade. Amid this slowing market, Alibaba’s share is waning. We estimate that Alibaba captured merely 30 percent of incremental ecommerce spending in the quarter ending September 30, 2021, which is far lower than its 60 percent overall market share. Management confirmed this suspicion, claiming that the slower growth was attributable to softer market conditions and heightened competition. Part of this competitive pressure is due to regulation relating to “common prosperity,” but we believe Alibaba’s lack of platform lock-in (via subscriptions for consumers or inventory for merchants) makes it vulnerable. We believe there are stronger fits with our fundamental criteria within our broad geographic opportunity set, and we used the proceeds to opportunistically add to high-conviction businesses that had sold off amid the fourth quarter volatility in high-growth stocks.
Tencent declined in response to China’s tightening regulatory environment, which dragged down Chinese equities broadly. Tencent remains the most compelling internet platform business, in our view, due to its strong business model and management. Tencent has proactively adjusted its practices to align with regulators’ long-term objectives and often self-imposed requirements more stringent than requested by regulators. This political savvy has resulted in fewer draconian outcomes than for its internet peers. We think that management will continue to strive to be on the right side of change. While part of the business will be affected by regulation, we believe it is well-positioned to adapt. More importantly, the business remains under-monetized and has several long-term growth drivers, including WeChat Moments advertising, short video, and cloud computing. We also think Tencent’s shift toward higher-margin segments should offset margin pressure from future government-mandated investments (e.g., technology infrastructure and workers’ welfare).
The Fund’s regional and sector exposures are largely a byproduct of our bottom-up investment process. Western Europe was the Fund’s largest absolute weight and Developed Asia was the largest relative weight. Western Europe was also the Fund’s largest underweight position, and the Fund had no exposure to the Middle East & Africa. From a sector perspective, Information Technology was the Fund’s largest absolute and relative weight. Financials was the largest underweight position, and the Fund had no exposure to Energy, Materials, Real Estate, and Utilities.
Outlook and Conclusion
The shift in market leadership over the course of 2021 illustrates how unpredictable markets can be in the short term. Exogenous factors and sentiment can have an outsized influence in short-term price movements, and these factors are impossible to correctly predict, we believe, with any repeatable process.
We have no differentiated insights into the market’s short-term gyrations. We do have insights into our businesses’ potential long-term growth trajectory, and nothing that we have seen over the past year has changed our views. Enterprises remain early in their digital transformation efforts, new technological offerings are enabling access to commerce and financial services, and life sciences innovations continue to change how we define, diagnose, and treat disease. We believe we will be successful in identifying businesses that will extract most of the value created by these trends.
Mobile Internet
Rising internet connectivity and mobile device penetration are spurring broad-based economic activity. Commercial opportunities—including ecommerce, mobile gaming, on-demand video, ride-sharing, and social media—are being enabled by new cloud, logistics, and enterprise solutions. The internet is changing how people consume information, leading to opportunities for advertisers and digital media providers. Portfolio constituents include Entain, Shopify, Tencent, and Zalando.
Life Sciences Innovation
Over the next decade, we view genes and genomics, minimally invasive technologies, consumerization of health care, the humanization of pets, and globalization of innovation as the most important secular trends in life sciences. We focus on investing in businesses that are changing the standard-of-care, providing best-in-class “picks and shovels” to biopharma and life science researchers, and meaningfully improving access and cost in healthcare delivery. Portfolio constituents include Genmab, Lonza, Sartorius Stedim Biotech, and Wuxi Biologics.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Financial Services Digital Revolution
The combination of modern technology and disruptive customer acquisition models are fundamentally re-architecting how financial products are designed, manufactured, and distributed, with software displacing paper and bank branches in each stage of the process. New technologies are enabling broader access to basic financial products and adding innovative layers of intelligence and automation. Portfolio constituents include Adyen, HDFC Bank, MercadoLibre, and Sea.
Industry Digital Transformation
Digital technologies are introducing new capabilities and disrupting the status quo in several industries, including education, industrial process and manufacturing, and automotive technology. IT and R&D spending continues to shift toward innovations that make processes more accurate, efficient, and safe. Portfolio constituents include Aptiv, Hexagon, Keyence, and Recruit.
We strive to add value by “going where the growth is”. We seek those select few businesses that we believe will sustain above-average growth by harnessing innovation and benefiting from secular change.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands Capital International Growth Fund Class Y* and the MSCI All Country World Ex USA-Index
Cumulative Total Returns**
Touchstone Sands Capital International Growth Fund	Since Inception*
Class Y	2.40%
Institutional Class	2.50%
Class R6	2.50%
MSCI All Country World Ex-USA Index	5.90%
*	The chart above represents performance of Class Y shares only, which will vary from the performance of Institutional Class shares and Class R6 shares based on the differences in fees paid by shareholders in the different classes. The inception date of the Fund was March 8, 2021. The returns of the index listed above are based on the inception date of the Fund.
**	Not annualized.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
MSCI All Country World Ex-USA Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets, excluding the USA.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Tabular Presentation of Portfolio of Investments (Unaudited)
December 31, 2021
The tables below provide each Fund’s geographic allocation and/or sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.
Touchstone Anti-Benchmark® US Core Equity Fund

Sector Allocation*(% of Net Assets)
Consumer Staples	22.2%
Health Care	21.1
Consumer Discretionary	14.9
Information Technology	11.2
Communication Services	8.2
Real Estate	7.9
Materials	4.7
Utilities	4.3
Financials	3.4
Industrials	2.1
Energy	1.5
Short-Term Investment Funds	1.7
Other Assets/Liabilities (Net)	(3.2)
Total	100.0%
Touchstone Dynamic Global Allocation Fund

Sector Allocation(% of Net Assets)
Affiliated Mutual Funds
Equity Funds	52.3%
Fixed Income Funds	25.4
Exchange-Traded Funds	21.5
Short-Term Investment Funds	8.1
Other Assets/Liabilities (Net)	(7.3)
Total	100.0%
Touchstone Sands Capital International Growth Fund

Geographic Allocation(% of Net Assets)
Common Stocks
Japan	16.0%
Netherlands	10.6
Taiwan	9.7
United States	7.5
Switzerland	7.0
China	6.9
Canada	5.5
Germany	4.9
India	4.8
France	3.9
United Kingdom	3.1
Denmark	3.1
Argentina	3.1
Sweden	3.0
Australia	2.2
Hong Kong	1.8
Russia	1.6
Brazil	0.8
Short-Term Investment Fund	5.2
Other Assets/Liabilities (Net)	(0.7)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments
Touchstone Anti-Benchmark® US Core Equity Fund – December 31, 2021
Shares		Market Value
	Common Stocks — 101.5%
	Consumer Staples — 22.2%
2,431	Church & Dwight Co., Inc.	$ 249,178
5,100	Clorox Co. (The)	889,236
25,651	Conagra Brands, Inc.	875,982
13,271	General Mills, Inc.	894,200
11,760	Hormel Foods Corp.	574,006
6,468	J M Smucker Co. (The)	878,484
13,263	Kellogg Co.	854,402
6,925	Keurig Dr Pepper, Inc.	255,255
814	Kimberly-Clark Corp.	116,337
19,270	Kroger Co. (The)	872,160
		6,459,240
	Health Care — 21.1%
2,324	10X Genomics, Inc. - Class A*	346,183
2,247	ABIOMED, Inc.*	807,055
1,481	Alnylam Pharmaceuticals, Inc.*	251,148
1,104	Baxter International, Inc.	94,767
1,453	Becton Dickinson & Co.	365,401
2,271	Biogen, Inc.*	544,858
1,386	DENTSPLY SIRONA, Inc.	77,325
3,908	Elanco Animal Health, Inc.*	110,909
2,250	Eli Lilly & Co.	621,495
12,234	Gilead Sciences, Inc.	888,311
495	Horizon Therapeutics PLC*	53,341
768	Merck & Co., Inc.	58,860
1,309	Moderna, Inc.*	332,460
1,328	Novavax, Inc.*	189,997
792	Novocure Ltd.*	59,463
6,267	Pfizer, Inc.	370,066
290	Regeneron Pharmaceuticals, Inc.*	183,141
1,359	Seagen, Inc.*	210,101
3,785	Teladoc Health, Inc.*	347,539
304	Vertex Pharmaceuticals, Inc.*	66,758
11,575	Viatris, Inc.	156,610
		6,135,788
	Consumer Discretionary — 14.9%
5,407	Aramark	199,248
1,379	Bath & Body Works, Inc.	96,240
12,965	Carnival Corp.*	260,856
5,106	Dollar Tree, Inc.*	717,495
1,608	Domino's Pizza, Inc.	907,443
549	eBay, Inc.	36,509
888	GameStop Corp. - Class A*†	131,770
3,128	Las Vegas Sands Corp.*	117,738
7,900	Lucid Group, Inc.*	300,595
2,125	Marriott International, Inc. - Class A*	351,135
10,010	Peloton Interactive, Inc. - Class A*	357,958
435	Vail Resorts, Inc.	142,636
13,855	Yum China Holdings, Inc. (China)	690,533
		4,310,156
	Information Technology — 11.2%
659	Atlassian Corp. PLC - Class A*	251,270
3,269	Citrix Systems, Inc.	309,215
2,528	Cloudflare, Inc. - Class A*	332,432
1,906	DocuSign, Inc.*	290,303
500	Five9, Inc.*	68,660
35,334	NortonLifeLock, Inc.	917,977
235	RingCentral, Inc. - Class A*	44,027
2,530	Zoom Video Communications, Inc. - Class A*	465,292
1,745	Zscaler, Inc.*	560,721
		3,239,897
Shares		Market Value

	Communication Services — 8.2%
950	Activision Blizzard, Inc.	$ 63,204
3,963	AMC Entertainment Holdings, Inc. - Class A*†	107,794
4,403	Fox Corp. - Class A	162,471
428	Live Nation Entertainment, Inc.*	51,227
23,764	Lumen Technologies, Inc.	298,238
462	Netflix, Inc.*	278,327
7,475	Snap, Inc. - Class A*	351,549
2,367	Spotify Technology SA*	553,949
5,666	Verizon Communications, Inc.	294,405
7,636	ViacomCBS, Inc. - Class B	230,455
		2,391,619
	Real Estate — 7.9%
4,117	Extra Space Storage, Inc. REIT	933,447
1,833	Federal Realty Investment Trust REIT	249,875
14,153	Host Hotels & Resorts, Inc. REIT*	246,121
1,088	Public Storage REIT	407,521
4,330	Regency Centers Corp. REIT	326,265
330	Simon Property Group, Inc. REIT	52,724
1,028	Zillow Group, Inc. - Class C*	65,638
		2,281,591
	Materials — 4.7%
15,317	Newmont Corp.	949,960
1,996	Vulcan Materials Co.	414,330
		1,364,290
	Utilities — 4.3%
9,133	Consolidated Edison, Inc.	779,227
39,242	PG&E Corp.*	476,398
		1,255,625
	Financials — 3.4%
8,905	Annaly Capital Management, Inc. REIT	69,637
4,105	Cboe Global Markets, Inc.	535,292
2,524	M&T Bank Corp.	387,636
		992,565
	Industrials — 2.1%
3,781	CH Robinson Worldwide, Inc.	406,949
678	Watsco, Inc.	212,133
		619,082
	Energy — 1.5%
3,881	Diamondback Energy, Inc.	418,566
	Total Common Stocks	$29,468,419
	Short-Term Investment Funds — 1.7%
256,909	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	256,909
242,685	Invesco Government & Agency Portfolio, Institutional Class, 0.03%∞Ω**	242,685
	Total Short-Term Investment Funds	$499,594
	Total Investment Securities—103.2% (Cost $24,213,561)	$29,968,013
	Liabilities in Excess of Other Assets — (3.2%)	(922,852)
	Net Assets — 100.0%	$29,045,161
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2021 was $225,418.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2021.

Touchstone Anti-Benchmark® US Core Equity Fund (Continued)
Portfolio Abbreviations:
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$29,468,419	$—	$—	$29,468,419
Short-Term Investment Funds	499,594	—	—	499,594
Total	$29,968,013	$—	$—	$29,968,013
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Dynamic Global Allocation Fund – December 31, 2021
Shares		Market Value
	Affiliated Mutual Funds∞^~ — 77.7%
	Equity Funds — 52.3%
888,013	Touchstone Anti-Benchmark International Core Equity Fund	$ 8,755,808
175,533	Touchstone Growth Opportunities Fund	7,951,664
286,325	Touchstone International Growth Fund*	4,151,715
34,580	Touchstone Mid Cap Fund	1,721,397
136,406	Touchstone Sands Capital Emerging Markets Growth Fund	2,638,101
200,588	Touchstone Sands Capital Select Growth Fund	3,843,262
49,438	Touchstone Small Cap Value Fund	1,724,384
1,226,883	Touchstone Value Fund	13,667,473
		44,453,804
	Fixed Income Funds — 25.4%
336,732	Touchstone Credit Opportunities Fund	3,475,073
1,147,170	Touchstone Impact Bond Fund	12,045,281
662,187	Touchstone Ultra Short Duration Fixed Income Fund	6,072,252
		21,592,606
	Total Affiliated Mutual Funds	$66,046,410
	Exchange-Traded Funds — 21.5%
40,968	iShares Core MSCI Emerging Markets ETF	2,452,345
100,250	iShares International Treasury Bond ETF†	5,041,573
82,426	iShares MSCI EAFE Value ETF†	4,153,446
21,391	Vanguard Emerging Markets Government Bond ETF	1,661,225
89,877	Vanguard Total International Bond ETF†	4,957,615
	Total Exchange-Traded Funds	$18,266,204
	Short-Term Investment Funds — 8.1%
87,892	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	87,892
6,776,220	Invesco Government & Agency Portfolio, Institutional Class, 0.03%∞Ω**	6,776,220
	Total Short-Term Investment Funds	$6,864,112
	Total Investment Securities—107.3% (Cost $83,968,070)	$91,176,726
	Liabilities in Excess of Other Assets — (7.3%)	(6,214,935)
	Net Assets — 100.0%	$84,961,791
^	All affiliated funds are invested in the Institutional Class, unless otherwise indicated.
~	The financial statements of the underlying funds can be found on the SEC website.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2021 was $6,637,159.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2021.
Portfolio Abbreviations:
ETF – Exchange-Traded Fund
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Affiliated Mutual Funds	$66,046,410	$—	$—	$66,046,410
Exchange-Traded Funds	18,266,204	—	—	18,266,204
Short-Term Investment Funds	6,864,112	—	—	6,864,112
Total	$91,176,726	$—	$—	$91,176,726
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Sands Capital International Growth Fund – December 31, 2021
Shares		Market Value
	Common Stocks — 95.5%
	Japan — 16.0%
	Consumer Staples — 1.6%
31,600	Welcia Holdings Co. Ltd.	$ 986,212
	Health Care — 2.5%
31,000	M3, Inc.	1,563,063
	Industrials — 7.5%
53,300	MonotaRO Co. Ltd.	958,654
69,300	Nihon M&A Center Holdings, Inc.	1,699,871
34,400	Recruit Holdings Co. Ltd.	2,093,437
	Information Technology — 4.4%
4,400	Keyence Corp.	2,766,536
	Total Japan	10,067,773
	Netherlands — 10.6%
	Information Technology — 10.6%
1,160	Adyen NV, 144a*	3,045,003
4,503	ASML Holding NV	3,585,018
	Total Netherlands	6,630,021
	Taiwan — 9.7%
	Communication Services — 4.7%
13,124	Sea Ltd. ADR*	2,935,970
	Information Technology — 5.0%
25,943	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,121,202
	Total Taiwan	6,057,172
	United States — 7.5%
	Consumer Discretionary — 3.0%
11,439	Aptiv PLC*	1,886,863
	Information Technology — 4.5%
7,389	Atlassian Corp. PLC - Class A*	2,817,352
	Total United States	4,704,215
	Switzerland — 7.0%
	Consumer Staples — 1.3%
3,325	Zur Rose Group AG*	859,348
	Health Care — 2.9%
2,166	Lonza Group AG	1,803,386
	Industrials — 2.8%
3,536	VAT Group AG, 144a	1,752,172
	Total Switzerland	4,414,906
	China — 6.9%
	Communication Services — 2.4%
25,500	Tencent Holdings Ltd.	1,487,954
	Consumer Discretionary — 2.0%
84,000	ANTA Sports Products Ltd.	1,261,540
	Health Care — 2.5%
133,000	Wuxi Biologics Cayman, Inc., 144a*	1,574,574
	Total China	4,324,068
	Canada — 5.5%
	Information Technology — 5.5%
2,490	Shopify, Inc. - Class A*	3,429,701
	Germany — 4.9%
	Consumer Discretionary — 4.9%
41,213	Auto1 Group SE, 144a*	912,144
26,698	Zalando SE, 144a*	2,150,698
	Total Germany	3,062,842
Shares		Market Value

	India — 4.8%
	Financials — 4.8%
15,044	Bajaj Finance Ltd.	$ 1,405,157
24,688	HDFC Bank Ltd. ADR	1,606,448
	Total India	3,011,605
	France — 3.9%
	Health Care — 2.3%
2,694	Sartorius Stedim Biotech	1,479,562
	Industrials — 1.6%
8,137	Safran SA	996,158
	Total France	2,475,720
	United Kingdom — 3.1%
	Consumer Discretionary — 3.1%
85,710	Entain PLC*	1,959,046
	Denmark — 3.1%
	Health Care — 3.1%
4,862	Genmab A/S*	1,940,682
	Argentina — 3.1%
	Consumer Discretionary — 3.1%
1,429	MercadoLibre, Inc.*	1,926,864
	Sweden — 3.0%
	Information Technology — 3.0%
120,568	Hexagon AB - Class B	1,909,863
	Australia — 2.2%
	Health Care — 2.2%
6,627	CSL Ltd.	1,401,613
	Hong Kong — 1.8%
	Financials — 1.8%
110,200	AIA Group Ltd.	1,112,232
	Russia — 1.6%
	Communication Services — 1.6%
16,955	Yandex NV - Class A*	1,025,778
	Brazil — 0.8%
	Information Technology — 0.8%
19,729	Pagseguro Digital Ltd. - Class A*	517,294
	Total Common Stocks	$59,971,395
	Short-Term Investment Fund — 5.2%
3,267,626	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	3,267,626
	Total Investment Securities — 100.7% (Cost $65,380,870)	$63,239,021
	Liabilities in Excess of Other Assets — (0.7)%	(424,404)
	Net Assets — 100.0%	$62,814,617
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2021.

Touchstone Sands Capital International Growth Fund (Continued)
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities were valued at $9,434,591 or 15.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$986,212	$9,081,561	$—	$10,067,773
Netherlands	3,585,018	3,045,003	—	6,630,021
Taiwan	6,057,172	—	—	6,057,172
United States	4,704,215	—	—	4,704,215
Switzerland	859,348	3,555,558	—	4,414,906
China	—	4,324,068	—	4,324,068
Canada	3,429,701	—	—	3,429,701
Germany	912,144	2,150,698	—	3,062,842
India	1,606,448	1,405,157	—	3,011,605
France	—	2,475,720	—	2,475,720
United Kingdom	—	1,959,046	—	1,959,046
Denmark	—	1,940,682	—	1,940,682
Argentina	1,926,864	—	—	1,926,864
Sweden	—	1,909,863	—	1,909,863
Australia	—	1,401,613	—	1,401,613
Hong Kong	—	1,112,232	—	1,112,232
Russia	1,025,778	—	—	1,025,778
Brazil	517,294	—	—	517,294
Short-Term Investment Fund	3,267,626	—	—	3,267,626
Total	$28,877,820	$34,361,201	$—	$63,239,021
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 2021
	Touchstone Anti- Benchmark® US Core Equity Fund	Touchstone Dynamic Global Allocation Fund	Touchstone Sands Capital International Growth Fund
Assets
Affiliated securities, at cost	$—	$59,372,150	$—
Non-affiliated securities, at cost	24,213,561	24,595,920	65,380,870
Affiliated securities, at market value	$—	$66,046,410	$—
Non-affiliated securities, at market value*	29,968,013	25,130,316	63,239,021
Foreign currency †	—	—	13,433
Dividends and interest receivable	16,270	9,014	13,018
Receivable for capital shares sold	—	4,590	512,586
Receivable for investments sold	—	764,692	—
Receivable for securities lending income	81	1,262	—
Tax reclaim receivable	—	—	2,608
Other assets	11,195	18,101	33,850
Total Assets	29,995,559	91,974,385	63,814,516

Liabilities
Bank overdrafts	—	—	8,062
Payable for return of collateral for securities on loan	242,685	6,776,220	—
Payable for capital shares redeemed	17,545	108,434	98,906
Payable for investments purchased	615,139	—	805,394
Payable to Investment Advisor	306	5,861	7,074
Payable to other affiliates	6,014	10,701	8,330
Payable to Trustees	18,786	18,786	18,786
Payable for professional services	26,471	25,932	36,145
Payable for reports to shareholders	4,608	5,190	3,019
Payable for transfer agent services	13,607	56,916	8,328
Other accrued expenses and liabilities	5,237	4,554	5,855
Total Liabilities	950,398	7,012,594	999,899
Net Assets	$29,045,161	$84,961,791	$62,814,617
Net assets consist of:
Paid-in capital	20,127,192	76,191,160	65,884,181
Distributable earnings (deficit)	8,917,969	8,770,631	(3,069,564)
Net Assets	$29,045,161	$84,961,791	$62,814,617
*Includes market value of securities on loan of:	$225,418	$6,637,159	$—
†Cost of foreign currency:	$—	$—	$13,426
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
	Touchstone Anti- Benchmark® US Core Equity Fund	Touchstone Dynamic Global Allocation Fund	Touchstone Sands Capital International Growth Fund
Pricing of Class A Shares
Net assets applicable to Class A shares*	$6,481,839	$77,866,484	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	438,656	5,917,979	—
Net asset value price per share	$14.78	$13.16	$—
Maximum sales charge - Class A shares	5.00%	5.00%	—
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$15.56	$13.85	$—

Pricing of Class C Shares
Net assets applicable to Class C shares	$1,481,982	$2,034,742	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	111,894	158,113	—
Net asset value and offering price per share**	$13.24	$12.87	$—

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$15,923,771	$5,060,565	$1,274,274
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,065,407	380,474	124,454
Net asset value, offering price and redemption price per share	$14.95	$13.30	$10.24

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$5,157,569	$—	$35,915,458
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	339,907	—	3,503,980
Net asset value, offering price and redemption price per share	$15.17	$—	$10.25

Pricing of Class R6 Shares
Net assets applicable to Class R6 shares	$—	$—	$25,624,885
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	2,500,250
Net asset value, offering price and redemption price per share	$—	$—	$10.25
*	There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.
**	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
See accompanying Notes to Financial Statements.

Statements of Operations For the Year Ended December 31, 2021
	Touchstone Anti- Benchmark® US Core Equity Fund	Touchstone Dynamic Global Allocation Fund	Touchstone Sands Capital International Growth Fund(A)
Investment Income
Dividends from affiliated securities	$—	$1,057,632	$—
Dividends from non-affiliated securities*	757,500	471,145	112,035
Income from securities loaned	414	20,919	—
Total Investment Income	757,914	1,549,696	112,035
Expenses
Investment advisory fees	176,449	221,461	287,571
Administration fees	66,008	116,034	46,110
Compliance fees and expenses	3,038	3,038	2,552
Custody fees	16,627	3,907	11,851
Professional fees	35,384	28,403	50,953
Transfer Agent fees, Class A	10,726	74,520	—
Transfer Agent fees, Class C	2,091	3,228	—
Transfer Agent fees, Class Y	16,480	5,266	525
Transfer Agent fees, Institutional Class	221	—	7,838
Transfer Agent fees, Class R6	—	—	21
Registration Fees, Class A	9,101	16,789	—
Registration Fees, Class C	8,373	14,079	—
Registration Fees, Class Y	9,749	9,818	3,432
Registration Fees, Institutional Class	5,755	—	6,770
Registration Fees, Class R6	—	—	2,454
Reports to Shareholders, Class A	3,338	11,301	—
Reports to Shareholders, Class C	2,532	3,643	—
Reports to Shareholders, Class Y	3,445	3,531	2,574
Reports to Shareholders, Institutional Class	2,138	—	2,825
Reports to Shareholders, Class R6	—	—	2,534
Distribution expenses, Class A	16,273	202,547	—
Distribution and shareholder servicing expenses, Class C	17,291	25,120	—
Trustee fees	23,821	23,821	23,821
Other expenses	23,478	46,914	17,715
Total Expenses	452,318	813,420	469,546
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(170,980)	(373,151)	(165,985)
Net Expenses	281,338	440,269	303,561
Net Investment Income (Loss)	476,576	1,109,427	(191,526)
Realized and Unrealized Gains (Losses) on Investments
Net realized gains(losses) on investments in non-affiliated securities	4,739,599	181,405	(876,236)
Net realized gains on investments in affiliated securities	—	1,794,980	—
Net realized gains (losses) on foreign currency transactions	(44)	—	10,633
Capital gain distributions received from affiliated funds	—	3,276,695	—
Net change in unrealized appreciation(depreciation) on investments in non-affiliated securities	(1,116,577)	(921,412)	(2,141,849)
Net change in unrealized appreciation (depreciation) on investments in affiliated securities	—	(955,482)	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	(539)
Net Realized and Unrealized Gains (Losses) on Investments	3,622,978	3,376,186	(3,007,991)
Change in Net Assets Resulting from Operations	$4,099,554	$4,485,613	$(3,199,517)
*Net of foreign tax withholding of:	$—	$—	$14,549
(A)	Represents the period from commencement of operations (March 8, 2021) through December 31, 2021.
(B)	See Note 4 in Notes to Financial Statements.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
	Touchstone Anti- Benchmark® US Core Equity Fund			Touchstone Dynamic Global Allocation Fund		Touchstone Sands Capital International Growth Fund
	For the Year Ended December 31, 2021	For the Three Months Ended December 31, 2020(A)	For the Year Ended September 30, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period Ended December 31, 2021(B)
From Operations
Net investment income (loss)	$476,576	$106,753	$565,367	$1,109,427	$1,008,492	$(191,526)
Net realized gains (losses) on investments and foreign currency transactions	4,739,555	5,181,759	1,127,307	5,253,080	1,030,762	(865,603)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,116,577)	(644,549)	2,259,173	(1,876,894)	8,115,933	(2,142,388)
Change in Net Assets from Operations	4,099,554	4,643,963	3,951,847	4,485,613	10,155,187	(3,199,517)

Distributions to Shareholders:
Distributed earnings, Class A	(214,429)	(65,466)	—	(4,319,434)	(2,320,966)	—
Distributed earnings, Class C	(44,902)	—	—	(98,167)	(69,303)	—
Distributed earnings, Class Y	(579,062)	(224,585)	(4,992)	(289,245)	(139,672)	—
Distributed earnings, Institutional Class	(510,927)	(3,121)	(1,274,135)	—	—	—
Return of capital, Class Y	—	—	(98)	—	—	—
Return of capital, Institutional Class	—	—	(28,806)	—	—	—
Total Distributions	(1,349,320)	(293,172)	(1,308,031)	(4,706,846)	(2,529,941)	—
Change in Net Assets from Share Transactions(C)	(22,329,169)	13,528,761	1,401,151	(4,191,020)	(4,562,939)	66,014,134

Total Increase (Decrease) in Net Assets	(19,578,935)	17,879,552	4,044,967	(4,412,253)	3,062,307	62,814,617

Net Assets
Beginning of period	48,624,096	30,744,544	26,699,577	89,374,044	86,311,737	—
End of period	$29,045,161	$48,624,096	$30,744,544	$84,961,791	$89,374,044	$62,814,617
(A)	The Fund changed its year end from September 30 to December 31.
(B)	Represents the period from commencement of operations (March 8, 2021) through December 31, 2021.
(C)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on page 22 - 23.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity
	Touchstone Anti- Benchmark® US Core Equity Fund
	For the Year Ended December 31, 2021		For the Three Months Ended December 31, 2020(A)		For the Year Ended September 30, 2020
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	41,894	$619,883	7,778	$109,618	—	$—
Proceeds from Shares issued in connection with reorganization	—	—	452,453	5,867,004	—	—
Reinvestment of distributions	10,386	152,526	3,187	44,558	—	—
Cost of Shares redeemed	(53,991)	(809,581)	(23,051)	(310,179)	—	—
Change from Class A Share Transactions	(1,711)	(37,172)	440,367	5,711,001	—	—
Class C
Proceeds from Shares issued	338	4,524	216	2,621	—	—
Proceeds from Shares issued in connection with reorganization	—	—	171,625	1,985,084	—	—
Reinvestment of distributions	3,317	43,502	—	—	—	—
Cost of Shares redeemed	(47,554)	(631,369)	(16,048)	(196,557)	—	—
Change from Class C Share Transactions	(43,899)	(583,343)	155,793	1,791,148	—	—
Class Y
Proceeds from Shares issued	32,704	490,829	5,349	72,146	8,687	96,718
Proceeds from Shares issued in connection with reorganization	—	—	1,297,709	17,043,427	—	—
Net shares reduction due to reverse stock split	—	—	(1,492)	—	—	—
Reinvestment of distributions	34,967	519,941	13,739	194,269	440	5,090
Cost of Shares redeemed	(228,587)	(3,451,230)	(102,684)	(1,408,744)	(330)	(3,598)
Change from Class Y Share Transactions	(160,916)	(2,440,460)	1,212,621	15,901,098	8,797	98,210
Institutional Class
Proceeds from Shares issued	—	—	235	3,121	—	—
Proceeds from Shares issued in connection with reorganization	—	—	9,204	122,393	—	—
Net shares reduction due to reverse stock split	—	—	(315,728)	—	—	—
Reinvestment of distributions	33,650	510,927	—	—	113,294	1,302,941
Cost of Shares redeemed	(1,276,961)	(19,779,121)	(740,193)	(10,000,000)	—	—
Change from Institutional Class Share Transactions	(1,243,311)	(19,268,194)	(1,046,482)	(9,874,486)	113,294	1,302,941
Class R6
Proceeds from Shares issued	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—
Change from Class R6 Share Transactions	—	—	—	—	—	—
Change from Share Transactions	(1,449,837)	$(22,329,169)	762,299	$13,528,761	122,091	$1,401,151
(A)	The Fund changed its year end from September 30 to December 31.
(B)	Represents the period from commencement of operations (March 8, 2021) through December 31, 2021.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Dynamic Global Allocation Fund				Touchstone Sands Capital International Growth Fund
For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Period Ended December 31, 2021(B)
Shares	Dollars	Shares	Dollars	Shares	Dollars

163,860	$2,239,998	400,834	$4,843,914	—	$—
—	—	—	—	—	—
289,884	3,862,634	160,456	2,050,596	—	—
(702,314)	(9,645,407)	(777,518)	(9,250,675)	—	—
(248,570)	(3,542,775)	(216,228)	(2,356,165)	—	—

25,752	345,614	64,738	682,216	—	—
—	—	—	—	—	—
7,477	97,049	5,481	69,832	—	—
(107,897)	(1,446,387)	(282,171)	(3,264,988)	—	—
(74,668)	(1,003,724)	(211,952)	(2,512,940)	—	—

63,672	886,019	73,255	890,900	171,130	1,927,465
—	—	—	—	—	—
—	—	—	—	—	—
20,088	270,809	10,235	131,691	—	—
(57,404)	(801,349)	(62,593)	(716,425)	(46,676)	(532,912)
26,356	355,479	20,897	306,166	124,454	1,394,553

—	—	—	—	3,614,814	40,776,835
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	(110,834)	(1,159,754)
—	—	—	—	3,503,980	39,617,081

—	—	—	—	2,500,250	25,002,504
—	—	—	—	—	(4)
—	—	—	—	2,500,250	25,002,500
(296,882)	$(4,191,020)	(407,283)	$(4,562,939)	6,128,684	$66,014,134

Financial Highlights
Touchstone Anti-Benchmark® US Core Equity Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended December 31, 2021	Period Ended December 31,(A) 2020

Net asset value at beginning of period	$14.04	$12.97
Income (loss) from investment operations:
Net investment income	0.11(B)	0.02
Net realized and unrealized gains on investments	1.13	1.20
Total from investment operations	1.24	1.22
Distributions from:
Net investment income	(0.28)	(0.15)
Realized capital gains	(0.22)	—
Total distributions	(0.50)	—
Net asset value at end of period	$14.78	$14.04
Total return(C)	8.89%	9.41%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$6,482	$6,184
Ratio to average net assets:
Net expenses	0.79%	0.79%(E)
Gross expenses	1.29%	1.31%(E)
Net investment income	0.71%	0.70%(E)
Portfolio turnover rate	59%	54%(D)(F)
Touchstone Anti-Benchmark® US Core Equity Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended December 31, 2021	Period Ended December 31, 2020(A)

Net asset value at beginning of period	$12.64	$11.57
Income (loss) from investment operations:
Net investment income	(—)(B)(G)	—(G)
Net realized and unrealized gains on investments	1.00	1.07
Total from investment operations	1.00	1.07
Distributions from:
Net investment income	(0.18)	—
Realized capital gains	(0.22)	—
Total distributions	(0.40)	—
Net asset value at end of period	$13.24	$12.64
Total return(C)	8.05%	9.25%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$1,482	$1,969
Ratio to average net assets:
Net expenses	1.54%	1.54%(E)
Gross expenses	2.44%	2.22%(E)
Net investment loss	(0.04%)	(0.05%)(E)
Portfolio turnover rate	59%	54%(D)(F)
(A)	Represents the period from commencement of operations (October 2, 2020) through December 31, 2020.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Total return shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Dynamic Equity Fund merger on October 2, 2020. If these transactions were included, portfolio turnover would have been higher.
(G)	Less than $0.005 per share.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Anti-Benchmark® US Core Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended December 31, 2021	Three Months Ended December 31, 2020(A)(B)	Year Ended September 30, 2020(A)	Period Ended September 30, 2019(A)(C)

Net asset value at beginning of period	$14.20	$13.05	$11.88	$11.22
Income (loss) from investment operations:
Net investment income	0.15(D)	0.04	0.29	0.10
Net realized and unrealized gains on investments	1.14	1.30	1.44	0.63
Total from investment operations	1.29	1.34	1.73	0.73
Distributions from:
Net investment income	(0.32)	(0.19)	(0.38)	(0.07)
Realized capital gains	(0.22)	—	(0.17)	—
Return of capital	—	—	(0.01)	—
Total distributions	(0.54)	(0.19)	(0.56)	(0.07)
Net asset value at end of period	$14.95	$14.20	$13.05	$11.88
Total return	9.14%	10.23%(E)	14.63%	6.57%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$15,924	$17,411	$159	$52
Ratio to average net assets:
Net expenses	0.54%	0.54%(F)	0.54%	0.54%(F)
Gross expenses	0.85%	1.04%(F)	9.63%	110.89%(F)
Net investment income	0.96%	0.92%(F)	1.91%	2.10%(F)
Portfolio turnover rate	59%	54%(E)(G)	73%	137%(E)(H)
(A)	During the Three Months Ended December 31, 2020, the Fund effected the following reverse stock split effective the close of business October 2, 2020: 0.8911 for 1 for Class Y shares. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(B)	The Fund changed its fiscal year end from September 30 to December 31.
(C)	Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.
(D)	The net investment income per share was based on average shares outstanding for the period.
(E)	Not annualized.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Dynamic Equity Fund merger on October 2, 2020. If these transactions were included, portfolio turnover would have been higher.
(H)	Portfolio turnover excludes securities received from processing a subscription-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Anti-Benchmark® US Core Equity Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended December 31, 2021	Three Months Ended December 31, 2020(A)(B)	Year Ended September 30, 2020(A)	Period Ended September 30, 2019(A)(C)

Net asset value at beginning of period	$14.57	$13.22	$12.03	$11.36
Income (loss) from investment operations:
Net investment income	0.17(D)	0.04	0.25	0.22
Net realized and unrealized gains on investments	1.16	1.31	1.53	0.52
Total from investment operations	1.33	1.35	1.78	0.74
Distributions from:
Net investment income	(0.51)	(—)(E)	(0.41)	(0.07)
Realized capital gains	(0.22)	—	(0.17)	—
Return of capital	—	—	(0.01)	—
Total distributions	(0.73)	—	(0.59)	(0.07)
Net asset value at end of period	$15.17	$14.57	$13.22	$12.03
Total return	9.17%	10.22%(F)	14.77%	6.59%(F)
Ratios and supplemental data:
Net assets at end of period (000's)	$5,158	$23,061	$30,585	$26,648
Ratio to average net assets:
Net expenses	0.44%	0.44%(G)	0.44%	0.44%(G)
Gross expenses	0.72%	0.82%(G)	0.77%	0.85%(G)
Net investment income	1.06%	1.02%(G)	2.01%	2.21%(G)
Portfolio turnover rate	59%	54%(F)(H)	73%	137%(F)(I)
(A)	During the Three Months Ended December 31, 2020, the Fund effected the following reverse stock split effective the close of business October 2, 2020: 0.8799 for 1 for Institutional Class shares. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(B)	The Fund changed its fiscal year end from September 30 to December 31.
(C)	Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.
(D)	The net investment income per share was based on average shares outstanding for the period.
(E)	Less than $0.005 per share.
(F)	Not annualized.
(G)	Annualized.
(H)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Dynamic Equity Fund merger on October 2, 2020. If these transactions were included, portfolio turnover would have been higher.
(I)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Dynamic Global Allocation Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.24	$12.06	$10.63	$12.56	$11.56
Income (loss) from investment operations:
Net investment income	0.17	0.16	0.21	0.20	0.21
Net realized and unrealized gains (losses) on investments	0.50	1.41	1.68	(1.16)	1.39
Total from investment operations	0.67	1.57	1.89	(0.96)	1.60
Distributions from:
Net investment income	(0.33)	(0.19)	(0.26)	(0.26)	(0.26)
Realized capital gains	(0.42)	(0.20)	(0.20)	(0.71)	(0.34)
Total distributions	(0.75)	(0.39)	(0.46)	(0.97)	(0.60)
Net asset value at end of period	$13.16	$13.24	$12.06	$10.63	$12.56
Total return(A)	5.11%	13.09%	17.95%	(7.91%)	13.96%
Ratios and supplemental data:
Net assets at end of period (000's)	$77,866	$81,624	$77,001	$54,871	$67,562
Ratio to average net assets:
Net expenses(B)	0.49%	0.49%	0.49%	0.49%	0.49%
Gross expenses(B)	0.88%	0.91%	0.94%	0.92%	0.91%
Net investment income	1.26%	1.26%	1.77%	1.57%	1.72%
Portfolio turnover rate	20%	33%	38%	40%	32%
Touchstone Dynamic Global Allocation Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$12.95	$11.80	$10.38	$12.28	$11.31
Income (loss) from investment operations:
Net investment income	0.08	0.25	0.25	0.11	0.12
Net realized and unrealized gains (losses) on investments	0.48	1.20	1.51	(1.13)	1.35
Total from investment operations	0.56	1.45	1.76	(1.02)	1.47
Distributions from:
Net investment income	(0.22)	(0.10)	(0.14)	(0.17)	(0.16)
Realized capital gains	(0.42)	(0.20)	(0.20)	(0.71)	(0.34)
Total distributions	(0.64)	(0.30)	(0.34)	(0.88)	(0.50)
Net asset value at end of period	$12.87	$12.95	$11.80	$10.38	$12.28
Total return(A)	4.34%	12.28%	17.01%	(8.55%)	13.10%
Ratios and supplemental data:
Net assets at end of period (000's)	$2,035	$3,015	$5,250	$24,897	$33,039
Ratio to average net assets:
Net expenses(B)	1.24%	1.24%	1.24%	1.24%	1.24%
Gross expenses(B)	2.33%	2.03%	1.90%	1.68%	1.66%
Net investment income	0.51%	0.51%	1.02%	0.82%	0.97%
Portfolio turnover rate	20%	33%	38%	40%	32%
(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)	Ratio does not include expenses of the underlying funds.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Dynamic Global Allocation Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.37	$12.19	$10.73	$12.67	$11.66
Income (loss) from investment operations:
Net investment income	0.21	0.17	0.31	0.27	0.24
Net realized and unrealized gains (losses) on investments	0.51	1.42	1.64	(1.21)	1.40
Total from investment operations	0.72	1.59	1.95	(0.94)	1.64
Distributions from:
Net investment income	(0.37)	(0.21)	(0.29)	(0.29)	(0.29)
Realized capital gains	(0.42)	(0.20)	(0.20)	(0.71)	(0.34)
Total distributions	(0.79)	(0.41)	(0.49)	(1.00)	(0.63)
Net asset value at end of period	$13.30	$13.37	$12.19	$10.73	$12.67
Total return	5.39%	13.23%	18.35%	(7.69%)	14.21%
Ratios and supplemental data:
Net assets at end of period (000's)	$5,061	$4,735	$4,060	$5,525	$12,758
Ratio to average net assets:
Net expenses(A)	0.24%	0.24%	0.24%	0.24%	0.24%
Gross expenses(A)	0.87%	0.88%	0.97%	0.85%	0.78%
Net investment income	1.51%	1.51%	2.02%	1.82%	1.97%
Portfolio turnover rate	20%	33%	38%	40%	32%
Touchstone Sands Capital International Growth Fund—Class Y
Selected Data for a Share Outstanding Throughout The Period
Period Ended December 31, 2021(B)

Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gains on investments	0.27
Total from investment operations	0.24
Net asset value at end of period	$10.24
Total return	2.40%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$1,274
Ratio to average net assets:
Net expenses	0.98%(D)
Gross expenses	2.57%(D)
Net investment loss	(0.67%)(D)
Portfolio turnover rate	18%(C)
(A)	Ratio does not include expenses of the underlying funds.
(B)	Represents the period from commencement of operations (March 8, 2021) through December 31, 2021.
(C)	Not annualized.
(D)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Sands Capital International Growth Fund—Institutional Class
Selected Data for a Share Outstanding Throughout The Period
Period Ended December 31, 2021(A)

Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gains on investments	0.27
Total from investment operations	0.25
Net asset value at end of period	$10.25
Total return	2.50%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$35,915
Ratio to average net assets:
Net expenses	0.88%(C)
Gross expenses	1.36%(C)
Net investment loss	(0.57%)(C)
Portfolio turnover rate	18%(B)
Touchstone Sands Capital International Growth Fund—Class R6
Selected Data for a Share Outstanding Throughout The Period
Period Ended December 31, 2021(A)

Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gains on investments	0.29
Total from investment operations	0.25
Net asset value at end of period	$10.25
Total return	2.50%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$25,625
Ratio to average net assets:
Net expenses	0.82%(C)
Gross expenses	1.25%(C)
Net investment loss	(0.51%)(C)
Portfolio turnover rate	18%(B)
(A)	Represents the period from commencement of operations (March 8, 2021) through December 31, 2021.
(B)	Not annualized.
(C)	Annualized.
See accompanying Notes to Financial Statements.

Notes to Financial Statements
December 31, 2021
1. Organization
The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. The Trust consists of nineteen funds, including the following three funds (individually, a “Fund”, and collectively, the “Funds”):
Touchstone Anti-Benchmark® US Core Equity Fund ("Anti-Benchmark® US Core Equity Fund”)
Touchstone Dynamic Global Allocation Fund ("Dynamic Global Allocation Fund”)
Touchstone Sands Capital International Growth Fund ("Sands Capital International Growth Fund”)
Each Fund is diversified with the exception of the Sands Capital International Growth Fund which is non-diversified. Additionally, the Dynamic Global Allocation Fund is a “Fund of Funds”, sub-advised by Wilshire Advisers, LLC, which seeks to achieve its investment goals by primarily investing in a diversified portfolio of affiliated and unaffiliated underlying equity and fixed income funds. These underlying funds (“Underlying Funds”), in turn, invest in a variety of U.S. and foreign equity and fixed-income securities. Under normal circumstances, the Dynamic Global Allocation Fund expects to invest its assets among equity and fixed-income funds in the following ranges:
	Equity Fund Allocation	Fixed Income Fund Allocation
Dynamic Global Allocation Fund	45-75%	25-55%
The investment goal of each of the Underlying Funds that the Dynamic Global Allocation Fund invested in is as follows:
Fund	Investment Goal
Touchstone Anti-Benchmark® International Core Equity Fund	Seeks capital appreciation.
Touchstone Credit Opportunities Fund	Seeks absolute total return, primarily from income and capital appreciation.
Touchstone Growth Opportunities Fund	Seeks long-term growth of capital.
Touchstone International Growth Fund	Seeks to achieve long-term capital appreciation.
Touchstone Impact Bond Fund	Seeks high current income. Capital appreciation is secondary goal.
Touchstone Mid Cap Fund	Seeks long-term capital growth.
Touchstone Sands Capital Emerging Markets Growth Fund	Seeks long-term capital appreciation.
Touchstone Sands Capital Select Growth Fund	Seeks long-term capital appreciation.
Touchstone Small Cap Value Fund	Seeks long-term capital growth.
Touchstone Ultra Short Duration Fixed Income Fund	Seeks maximum total return consistent with the preservation of capital.
Touchstone Value Fund	Seeks to provide investors with long-term capital growth.
Dreyfus Government Cash Management	Seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.
iShares Core MSCI Emerging Markets ETF	Seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities.
iShares International Treasury Bond ETF	Seeks to track the investment results of an index composed of non-U.S. developed market government bonds.
iShares MSCI EAFE Value ETF	Seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics.
Vanguard Emerging Markets Government Bond ETF	Seeks to track the performance of a benchmark index that measures the investment return of U.S. dollar-denominated bonds issued by governments and government related issuers in emerging market countries.
Vanguard Total International Bond ETF	Seeks to track the performance of a benchmark index that measures the investment return of investment-grade bonds issued outside of the United States.

Notes to Financial Statements (Continued)
The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Anti-Benchmark® US Core Equity Fund offers the following classes of shares: Class A shares, Class C shares, Class Y shares, and Institutional Class shares. The Dynamic Global Allocation Fund offers the following classes of shares: Class A shares, Class C shares and Class Y shares. The Sands Capital International Growth Fund offers the following classes of shares: Class Y shares, Institutional Class shares and Class R6 shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.
2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) define fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of December 31, 2021, for each Fund’s investments, is included in each Fund's Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic or sector allocation. The Funds did not hold or transfer any Level 3 categorized securities during the year ended December 31, 2021.
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds and are categorized in Level 1.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Funds' pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.
Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds' Board of Trustees (the “Board”)and are generally categorized in Level 3.

Notes to Financial Statements (Continued)
Dynamic Global Allocation Fund— The Dynamic Global Allocation Fund invests in securities of affiliated and unaffiliated funds, the Underlying Funds. The value of an investment in the Dynamic Global Allocation Fund is based on the performance of the Underlying Funds in which it invests and the allocation of its assets among those funds. Because the Dynamic Global Allocation Fund invests in mutual funds, shareholders of the Dynamic Global Allocation Fund indirectly bear a proportionate share of the expenses charged by the Underlying Funds in which it invests as well as its share of the Dynamic Global Allocation Fund's fees and expenses. The principal risks of an investment in the Dynamic Global Allocation Fund include the principal risks of investing in the Underlying Funds.
Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. An ETN is an investment company that typically seeks to track the performance of an index, similar to an ETF, but it does not hold any securities that it tracks. ETF and ETN shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs, ETNs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. Investments in ETNs are also subject to credit risk similar to other debt securities. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds' custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.
As of December 31, 2021, the following Funds loaned securities and received collateral as follows:
Fund	Security Type	Market Value of Securities Loaned*	Market Value of Collateral Received**	Net Amount***
Anti-Benchmark® US Core Equity Fund	Common Stocks	$225,418	$242,685	$17,267
Dynamic Global Allocation Fund	Exchange-Traded Funds	6,637,159	6,776,220	139,061
*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to (receive from) the borrower in the event of default.

Notes to Financial Statements (Continued)
All cash collateral is received, held, and administered by the Funds' custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.
Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.
Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.
Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.
The maximum offering price per share of Class A shares of the Funds is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). There is no sales load on purchases when aggregate purchases in all Touchstone funds equal at least $1 million. The maximum offering price per share of Classes C, Y, R6 and Institutional Class shares of the Funds is equal to the NAV per share.
The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone Funds equaling at least $1 million where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds may be subject to a CDSC of 1.00% if redeemed within one year from the date of purchase. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.
Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted.
Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Anti-Benchmark® US Core Equity Fund and the Sands Capital International Growth Fund declare and distribute net investment income, if any, annually as a dividend to shareholders. The Dynamic Global Allocation Fund declares and distributes net investment income, if any, quarterly as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds' net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone Funds Group Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.
Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.
Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
LIBOR Transition — Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Plans are underway to phase out the use of LIBOR by June 30, 2023. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. Before then, it is expected that market participants have or will transition to the use of different reference or

Notes to Financial Statements (Continued)
benchmark indices. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement index. As such, the potential effect of a transition away from LIBOR on the Funds’ investments cannot yet be determined.
3. Investment Transactions
Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2021:
	Anti- Benchmark® US Core Equity Fund	Dynamic Global Allocation Fund	Sands Capital International Growth Fund
Purchases of investment securities	$28,492,194	$17,685,193	$70,197,214
Proceeds from sales and maturities	$50,993,384	$22,060,905	$7,197,621
There were no purchases or proceeds from sales and maturities of U.S. Government securities by the Funds for the year ended December 31, 2021.
4. Transactions with Affiliates and Other Related Parties
Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon (“BNY Mellon”), the Sub-Administrator to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc.
On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $71,463 for the year ended December 31, 2021.
MANAGEMENT & EXPENSE LIMITATION AGREEMENTS
The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.
Anti-Benchmark® US Core Equity Fund	0.35% on the first $1 billion 0.30% on such assets over $1 billion
Dynamic Global Allocation Fund	0.25% on the first $1 billion 0.225% on the next $1 billion 0.20% on the next $1 billion 0.175% on such assets over $3 billion
Sands Capital International Growth Fund	0.80% on all assets
The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):
TOBAM S.A.S.	Wilshire Advisors LLC	Sands Capital Management, LLC
Anti-Benchmark® US Core Equity Fund	Dynamic Global Allocation Fund	Sands Capital International Growth Fund
The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.
The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds.

Notes to Financial Statements (Continued)
The Advisor has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:
	Class A	Class C	Class Y	Institutional Class	Class R6	Termination Date
Anti-Benchmark® US Core Equity Fund	0.79%	1.54%	0.54%	0.44%	—	April 29, 2022
Dynamic Global Allocation Fund	0.49%	1.24%	0.24%	—	—	April 29, 2022
Sands Capital International Growth Fund	—	—	0.98%	0.88%	0.82%	April 29, 2022
The Expense Limitation Agreement can be terminated with respect to a Fund by a vote of the Funds’ Board if it deems the termination to be beneficial to the Fund’s shareholders.
During the year ended December 31, 2021, the Advisor or its affiliates waived investment advisory fees, administration fees or other operating expenses, including distribution fees of the Funds, as follows:
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed/ Waived	Total
Anti-Benchmark® US Core Equity Fund	$—	$55,221	$115,759	$170,980
Dynamic Global Allocation Fund	12,757	6,620	353,774	373,151
Sands Capital International Growth Fund	4,482	46,110	115,393	165,985
Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Advisor only if such repayment does not cause the Fund's operating expenses (after the repayment is taken into account) to exceed the Fund's expense limit in place when such amounts were waived or reimbursed by the Advisor and the Fund's current expense limitation.
As of December 31, 2021, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:
Fund	Expires on or before September 30, 2022	Expires on or before December 31, 2022	Expires on or before September 30, 2023	Expires on or before December 31, 2023	Expires on or before December 31, 2024	Total
Anti-Benchmark® US Core Equity Fund	$87,698	$—	$102,369	$49,914	$139,222	$379,203
Dynamic Global Allocation Fund	—	273,307	—	189,693	145,484	608,484
Sands Capital International Growth Fund	—	—	—	—	165,985	165,985
The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended December 31, 2021.
ADMINISTRATION AGREEMENT
The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with, the Securities and Exchange Commission (“SEC”) and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.
For its services, the Advisor’s annual administrative fee is:
0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets and is included in Administration Fees on the Statement of Operations.
The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

Notes to Financial Statements (Continued)
TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), the Transfer Agent to the Funds maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.
The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.
PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).
UNDERWRITING AGREEMENT
The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended December 31, 2021:
Fund	Amount
Anti-Benchmark® US Core Equity Fund	$ 63
Dynamic Global Allocation Fund	9,824
In addition, the Underwriter collected CDSC on the redemption of Class C shares of the Funds listed below during the year ended December 31, 2021:
Fund	Class A	Class C
Anti-Benchmark® US Core Equity Fund	$ 4	$ —
Dynamic Global Allocation Fund	9	1,153
INTERFUND TRANSACTIONS
Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended December 31, 2021, the Funds did not engage in any Rule 17a-7 transactions.
AFFILIATED INVESTMENTS
A summary of the Dynamic Global Allocation Fund’s transactions in affiliated Underlying Funds during the year ended December 31, 2021 is as follows:
Underlying Fund*	Market Value 12/31/20	Purchases at cost	Proceeds from sales	Net Realized Gain (Loss)**	Net Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/21	Dividend Income	Shares
Touchstone Anti-Benchmark International Core Equity Fund	$9,082,029	$2,052,313	$(899,208)	$62,623	$(1,541,949)	$8,755,808	$369,202	888,013
Touchstone Credit Opportunities Fund	2,718,304	2,047,595	(1,304,375)	(51,012)	64,561	3,475,073	71,701	336,732

Notes to Financial Statements (Continued)
Underlying Fund*	Market Value 12/31/20	Purchases at cost	Proceeds from sales	Net Realized Gain (Loss)**	Net Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/21	Dividend Income	Shares
Touchstone Growth Opportunities Fund	$7,255,842	$1,731,108	$(1,495,348)	$223,967	$236,095	$7,951,664	$—	175,533
Touchstone High Yield Fund	2,684,179	123,194	(2,810,898)	297,612	(294,087)	—	71,662	—
Touchstone Impact Bond Fund	12,318,055	1,931,730	(1,848,128)	(19,631)	(336,745)	12,045,281	250,436	1,147,170
Touchstone International Growth Fund	4,495,125	861,496	(997,531)	109,445	(316,820)	4,151,715	77	286,325
Touchstone Mid Cap Fund	1,787,292	59,219	(338,798)	72,658	141,026	1,721,397	6,680	34,580
Touchstone Sands Capital Emerging Markets Growth Fund	2,806,340	2,198,940	(2,018,369)	(33,011)	(315,799)	2,638,101	46,146	136,406
Touchstone Sands Capital Select Growth Fund	5,681,280	392,585	(2,131,582)	606,158	(705,179)	3,843,262	—	200,588
Touchstone Small Cap Value Fund	1,781,595	3,949	(568,798)	80,375	427,263	1,724,384	7,868	49,438
Touchstone Ultra Short Duration Fixed Income Fund	3,501,404	2,924,802	(316,649)	(3,184)	(34,121)	6,072,252	58,063	662,187
Touchstone Value Fund	14,261,275	1,504,302	(4,267,357)	448,980	1,720,273	13,667,473	175,797	1,226,883
Total:	$68,372,720	$15,831,233	$(18,997,041)	$1,794,980	$(955,482)	$66,046,410	$1,057,632
*	All affiliated fund investments are invested in the Institutional Class shares, unless otherwise indicated.
**	Excludes capital gain distributions.
5. Liquidity
ReFlow Fund LLC - The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.
During the year or period ended December 31, 2021, the Funds did not utilize ReFlow.
Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.
During the year or period ended December 31, 2021, the Funds did not utilize Interfund Lending.
6. Federal Tax Information
Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

Notes to Financial Statements (Continued)
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.
The tax character of distributions paid for the years or periods ended December 31, 2021, December 31, 2020 and/or September 30, 2020 are as follows:
	Anti-Benchmark® US Core Equity Fund			Dynamic Global Allocation Fund		Sands Capital International Growth Fund
	Year Ended December 31, 2021	Three Months Ended December 31, 2020	Year Ended September 30, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2021(A)
From ordinary income	$1,349,320	$290,036	$905,831	$2,665,675	$2,182,735	$—
From long-term capital gains	—	—	373,296	2,041,171	347,206	—
From return of capital	—	—	28,904	—	—	—
Total distributions	$1,349,320	$290,036	$1,308,031	$4,706,846	$2,529,941	$—
(A)	Represents the period from commencement of operations (March 8, 2021) through December 31, 2021.
The following information is computed on a tax basis for each item as of December 31, 2021:
	Anti-Benchmark® US Core Equity Fund	Dynamic Global Allocation Fund	Sands Capital International Growth Fund
Tax cost of portfolio investments	$25,458,307	$84,073,683	$65,615,464
Gross unrealized appreciation on investments	6,570,551	7,518,555	4,165,893
Gross unrealized depreciation on investments	(2,060,845)	(415,512)	(6,542,336)
Net unrealized appreciation (depreciation) on investments	4,509,706	7,103,043	(2,376,443)
Gross unrealized appreciation on foreign currency transactions	—	—	331
Gross unrealized depreciation on foreign currency transactions	—	—	(1,227)
Net unrealized appreciation (depreciation) on foreign currency transactions	—	—	(896)
Capital loss carryforwards	(1,067,749)	—	(641,706)
Late year ordinary losses deferrals	—	—	(50,519)
Undistributed ordinary income	1,185,991	—	—
Undistributed capital gains	4,312,476	1,667,588	—
Other temporary differences	(22,455)	—	—
Accumulated earnings (deficit)	$8,917,969	$8,770,631	$(3,069,564)
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals and a non-taxable distribution basis outstanding.
As of December 31, 2021, the Funds had the following capital loss carryforwards for federal income tax purposes:
Fund	No Expiration Short Term	No Expiration Long Term	Total
Anti-Benchmark® US Core Equity Fund	$ —	$ 1,067,749	$ 1,067,749
Sands Capital International Growth Fund	641,706	—	641,706
During the year ended December 31, 2021, the following Funds utilized capital loss carryforwards:
Fund	Utilized
Anti-Benchmark® US Core Equity Fund	$ 212,652
The Funds have analyzed their tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2018 through 2021) and have concluded that no provision for income tax is required in their financial statements.
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have

Notes to Financial Statements (Continued)
no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of nondeductible stock issuance costs, the tax treatment of net operating loss, and various temporary book/tax differences due to mergers have been made to the following Funds for the year ended December 31, 2021:
Fund	Paid-In Capital	Distributable Earnings
Anti-Benchmark® US Core Equity Fund	$ 15,888	$ (15,888)
Sands Capital International Growth Fund	(129,953)	129,953
7. Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
8. Principal Risks
Risks Associated with Foreign Investments – The Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.
Risks Associated with Sector Concentration – Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility in the Funds' NAVs and magnified effect on the total return.
Risks Associated with Credit – An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.
Risks Associated with Interest Rate Changes – The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.
Risks Associated with Health Crises – An outbreak of respiratory disease caused by COVID-19 was first detected in China in December 2019 and subsequently spread internationally. As of the date of issuance of these financial statements, COVID-19 has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19 may be short term or may last for an extended period of time and has resulted in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, has and could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including certain Fund service providers and issuers of the Fund's investments and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.

Notes to Financial Statements (Continued)
Please see the Funds’ prospectus and statement of additional information for a complete discussion of these and other risks.
9. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. At a meeting of the Board of the Trust held on November 18, 2021, the Adviser proposed, and the Board approved, the following changes to the Dynamic Global Allocation Fund: (1) a name change to the Touchstone Dynamic Allocation Fund, (2) certain changes to the Fund's principal investment strategies, and (3) a change in the Fund's secondary benchmark from Bloomberg Global Aggregate Index to Bloomberg US Universal Index. The changes include a change in the Fund’s investment strategy whereby the Fund will invest solely in underlying affiliated Touchstone Funds and will have reduced exposure to foreign fixed-income securities. These changes occurred on January 18, 2022.
There were no other subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Touchstone Anti-Benchmark® US Core Equity Fund, Touchstone Dynamic Global Allocation Fund and Touchstone Sands Capital International Growth Fund and the Board of Trustees of Touchstone Strategic Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Touchstone Anti-Benchmark® US Core Equity Fund, Touchstone Dynamic Global Allocation Fund and Touchstone Sands Capital International Growth Fund (collectively referred to as the “Funds”) (three of the funds constituting Touchstone Strategic Trust (the “Trust”)), including the portfolios of investments, as of December 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting Touchstone Strategic Trust) at December 31, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Funds comprising the Touchstone Strategic Trust	Statement of Operations	Statements of changes in net assets	Financial Highlights
Touchstone Anti-Benchmark® US Core Equity Fund	For the year ended December 31, 2021	For the year ended December 31, 2021, for the period from October 1, 2020 to December 31, 2020, and for the year ended September 30, 2020	For the year ended December 31, 2021, for the period
from October 1, 2020 to December 31, 2020, for the year
ended September 30, 2020, and for the period from
November 19, 2018 (commencement of operations)
through September 30, 2019
Touchstone Dynamic Global Allocation Fund	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Touchstone Sands Capital International Growth Fund	For the period from March 8, 2021 through December 31, 2021	For the period from March 8, 2021 (commencement of operations) through December 31, 2021
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a

Report of Independent Registered Public Accounting Firm (Continued)
reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.
Cincinnati, Ohio
February 21, 2022

Other Items (Unaudited)
Qualified Dividend Income
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year or period ended December 31, 2021 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.
Anti-Benchmark® US Core Equity Fund	49.62%
Dynamic Global Allocation Fund	58.66%
Dividend Received Deduction
For corporate shareholders, the following ordinary distributions paid during the fiscal year ended December 31, 2021 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.
Anti-Benchmark® US Core Equity Fund	49.22%
Dynamic Global Allocation Fund	22.49%
For the fiscal year ended December 31, 2021, the Funds designated long-term capital gains as follows:
Anti-Benchmark® US Core Equity Fund	$ 4,312,476
Dynamic Global Allocation Fund	$ 3,708,759
Foreign Tax Income & Foreign Tax Credit
Dynamic Global Allocation Fund intends to pass through a foreign tax credit to its shareholders. For the fiscal year ended December 31, 2021, the total amount of foreign source income is $603,995 or $0.09 per share. The total amount of foreign taxes to be paid is $46,718 or $0.01 per share. Shareholders’ allocable share of the foreign tax credit will be reported on Form 1099 Div.
Proxy Voting Guidelines and Proxy Voting Records
The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.
Quarterly Portfolio Disclosure
Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.
Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 through December 31, 2021).
Actual Expenses
The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply

Other Items (Unaudited) (Continued)
the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2021” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Net Expense Ratio Annualized December 31, 2021	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Six Months Ended December 31, 2021*
Anti-Benchmark® US Core Equity Fund
Class A	Actual	0.79%	$1,000.00	$978.10	$3.94
Class A	Hypothetical	0.79%	$1,000.00	$1,021.22	$4.02
Class C	Actual	1.54%	$1,000.00	$974.90	$7.67
Class C	Hypothetical	1.54%	$1,000.00	$1,017.44	$7.83
Class Y	Actual	0.54%	$1,000.00	$979.40	$2.69
Class Y	Hypothetical	0.54%	$1,000.00	$1,022.48	$2.75
Institutional Class	Actual	0.44%	$1,000.00	$979.60	$2.20
Institutional Class	Hypothetical	0.44%	$1,000.00	$1,022.99	$2.24
Dynamic Global Allocation Fund
Class A	Actual	0.49%	$1,000.00	$993.30	$2.46
Class A	Hypothetical	0.49%	$1,000.00	$1,022.74	$2.50
Class C	Actual	1.24%	$1,000.00	$989.20	$6.22
Class C	Hypothetical	1.24%	$1,000.00	$1,018.95	$6.31
Class Y	Actual	0.24%	$1,000.00	$994.60	$1.21
Class Y	Hypothetical	0.24%	$1,000.00	$1,024.00	$1.22
Sands Capital International Growth Fund
Class Y	Actual	0.98%	$1,000.00	$930.90	$4.77
Class Y	Hypothetical	0.98%	$1,000.00	$1,020.27	$4.99
Institutional Class	Actual	0.88%	$1,000.00	$931.80	$4.28
Institutional Class	Hypothetical	0.88%	$1,000.00	$1,020.77	$4.48
Class R6	Actual	0.82%	$1,000.00	$931.80	$3.99
Class R6	Hypothetical	0.82%	$1,000.00	$1,021.07	$4.18
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
Liquidity Risk Management
The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.
Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

Other Items (Unaudited) (Continued)
The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from May 15, 2020 through May 14, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the LRM Program operated and was implemented effectively to manage the Funds’ liquidity risk.
Advisory and Sub-Advisory Agreement Approval Disclosure
At a meeting held on November 18, 2021, the Board of Trustees (the "Board" or “Trustees”) of the Touchstone Strategic Trust (the "Trust"), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor, except with respect to the Sub-Advisory Agreement for Touchstone Sands Capital International Growth Fund, which was approved at a meeting held in November 2020.
In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Advisor's and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor's and Sub-Advisors’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.
In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor's compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services, including the Advisor's role in coordinating the activities of the Funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.
The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts periodic due diligence of each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s monitoring processes also include quarterly reviews of compliance certifications, and that any issues arising from such reviews and the Advisor’s due diligence reviews of the Sub-Advisors are reported to the Board.
The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.
Advisor's Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed

Other Items (Unaudited) (Continued)
expenses in order to limit each Fund’s net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor's relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor's parent company with respect to providing support and resources as needed. The Board considered that certain affiliates of the Advisor and the Funds’ distributor receive Rule 12b-1 distribution fees and shareholder service fees that are paid from Fund assets. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.
The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates' level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.
Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended September 30, 2021, as applicable, and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.
The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses of the Funds in order to reduce the Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective total expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.
The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:
Touchstone Anti-Benchmark® US Core Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each below the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six-month period ended September 30, 2021 was in the 4th quintile, while the Fund’s performance for the twelve-month period ended September 30, 2021 was in the 5th quintile of its peer group. The Board noted management’s discussion of the Fund’s recent performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Dynamic Global Allocation Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six- and twelve-month periods ended September 30, 2021 was in the 4th quintile, while the Fund’s performance for the thirty-six-month period ended September 30, 2021 was in the 2nd quintile of its peer group. The Board noted management’s discussion of the Fund’s recent and long-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Sands Capital International Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each above the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six-month period ended September 30, 2021 was in the 1st quintile. The Board noted the Fund’s limited period of operations. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Economies of Scale. The Board considered the effect of each Fund's current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for all but one of the Funds contain breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the respective Fund’s assets increased and considered the necessity of adding breakpoints with respect to the one Fund that did not currently have such breakpoints in its advisory fee schedule. The Board determined that adding breakpoints at specified levels to the

Other Items (Unaudited) (Continued)
advisory fee schedules of the one Fund that currently did not have such breakpoints was not appropriate at that time. The Board also noted that if a Fund's assets increase over time, the Fund also might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.
Conclusion. In considering the renewal of the Funds' Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund's advisory fee is reasonable in light of the services received by the Fund from the Advisor and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.
In approving the Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor's compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor's brokerage practices.
Sub-Advisor's Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Fund(s), the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and are negotiated at arm’s-length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor's management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for each Fund up for renewal contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund's assets increased.
Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fees it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by the Touchstone Anti-Benchmark® US Core Equity Fund’s Sub-Advisor to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the Sub-Advisors at arm’s-length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:
Touchstone Anti-Benchmark® US Core Equity Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Dynamic Global Allocation Fund. The Trustees considered the Fund’s sub-advisory fee relative to the fees paid by other funds to their sub-advisors. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended September 30, 2021, as applicable, and as compared to each Fund’s peer group and noted that the Board reviews on a

Other Items (Unaudited) (Continued)
quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board also was mindful of the Advisor’s ongoing monitoring of each Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.
Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund's assets in accordance with the Fund's investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund's sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor's investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund was in the best interests of the Fund and its shareholders.
Touchstone Sands Capital International Growth Fund
At a meeting held on November 19, 2020, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Strategic Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved an amendment to the Investment Advisory Agreement between the Trust and the Advisor adding the Touchstone Sands Capital International Growth Fund (the “Fund”) and also initially approved a Sub-Advisory Agreement between the Advisor and Sands Capital Management, LLC (the “Sub-Advisor”) with respect to the Fund.
In determining whether to approve the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement, the Advisor and the Sub-Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that approval of the amendment to the Investment Advisory Agreement and the initial approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The information considered by the Board included: (1) a comparison of the Fund’s proposed advisory fee, proposed sub-advisory fee and estimated net expense ratios with those of comparable funds; (2) performance information regarding the Sub-Advisor’s International Growth Strategy, which was the strategy the Advisor proposed the Sub-Advisor utilize in managing the Fund; (3) the Advisor’s and its affiliates’ estimated revenues and costs of providing services to the Fund; and (4) information about the Advisor’s and Sub-Advisor’s personnel.
Prior to voting, the Independent Trustees reviewed the proposed approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement with independent legal counsel in a private session at which no representatives of management were present.
In approving the amendment to the Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Advisor's proposed compensation and anticipated profitability; (3) a comparison of estimated net expenses and relevant performance information; (4) anticipated economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services provided to other funds managed by the Advisor, including the Advisor’s role in coordinating the activities of those funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.
The Board discussed the Advisor’s effectiveness in monitoring the performance of the Trust’s other sub-advisors, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring the Sub-Advisor, which would include an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor would conduct periodic due diligence of the Sub-Advisor, during which the Advisor would examine a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations

Other Items (Unaudited) (Continued)
and any other factors that might affect the quality of services to be provided by the Sub-Advisor to the Fund. The Board noted that the Advisor’s monitoring processes also would include quarterly reviews of compliance certifications, and that any issues arising from such reviews and the Advisor’s due diligence reviews of the Sub-Advisor would be reported to the Board.
The Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor under the Investment Advisory Agreement.
Advisor’s Proposed Compensation and Anticipated Profitability. The Board took into consideration the financial condition and anticipated profitability of the Advisor and its affiliates and the anticipated direct and indirect benefits to be derived by the Advisor and its affiliates from the Advisor’s relationship with the Fund. The Board noted that the Advisor had contractually agreed to waive advisory fees and administrative fees and/or reimburse expenses in order to limit the Fund’s net operating expenses and would pay sub-advisory fees out of the advisory fees the Advisor would receive from the Fund. The Board reviewed the anticipated profitability of the Advisor's relationship with the Fund and also considered whether the Advisor has the financial wherewithal to provide a high level of services to the Fund, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board also noted that the Advisor would derive benefits to its reputation and other benefits from its association with the Fund.
The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it would provide to the Fund and the entrepreneurial risk that it would assume as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, to be derived from their relationship with the Fund was reasonable and not excessive.
Estimated Expenses and Performance. The Board compared the Fund's proposed advisory fee and estimated total expense ratios, after estimated waivers and reimbursements, with those of comparable funds. The Board noted that the proposed advisory fee was slightly above the median of the Foreign Large Growth category. The Board took into account the Fund’s estimated total expenses for its Class Y and Institutional Class shares after estimated waivers and reimbursements, noting that each would place the Fund at or near, respectively, the median of Morningstar’s US Foreign Large Cap category. The Board also took into account that the Advisor had contractually agreed to limit the Funds’ net operating expenses for at least one year. The Board took into consideration the performance of the Sub-Advisor’s International Growth Strategy relative to the Foreign Large Growth category average and the MSCI ACWI Ex USA benchmark through September 30, 2020, noting that the Sub-Advisor’s International Growth Strategy had outperformed each since the Strategy’s inception on March 31, 2018.
The Board also considered the effect of the Fund’s potential growth and size on its performance and expenses. The Board noted that the Advisor had contractually agreed to waive a portion of its fees and/or reimburse expenses of the Fund in order to reduce the Fund’s operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to the Fund would be paid by the Advisor out of the advisory fee it would receive from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the proposed total expense ratios and relevant performance information, the Board also took into account the nature, extent and quality of the services to be provided to the Fund by the Advisor and its affiliates.
Potential Economies of Scale. The Board considered the effect of the Fund's potential growth and size on its performance and expenses. The Board took into account management’s discussion of the Fund’s advisory fee structure. The Board considered the proposed advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of the Fund increase. The Board noted that the proposed advisory fee schedule for the Fund would not contain breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased and considered the necessity of adding breakpoints. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of the Fund was not appropriate at that time. The Board also noted that if the Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by the Fund would be reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.
Conclusion. In considering the approval of the amendment to the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them. The Board reached the following conclusions regarding the Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; and (c) the Fund’s proposed advisory fee is reasonable relative to those of similar funds and the services to be provided by the Advisor. Based on their conclusions, the Trustees determined with respect to the Fund that approval of the amendment to the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Other Items (Unaudited) (Continued)
In initially approving the Sub-Advisory Agreement for the Fund, the Board considered various factors with respect to the Fund and the Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Sub-Advisor’s proposed sub-advisory fee; (3) the performance of the Sub-Advisor’s International Growth Strategy; (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services to be Provided; Investment Personnel. The Board considered information provided by the Advisor and the Sub-Advisor regarding the services to be provided by the Sub-Advisor. The Board also considered the Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel of the Sub-Advisor who would be responsible for managing the Fund. The Board noted that the Sub-Advisor proposed to manage the Fund using the same investment philosophy and process it currently used in managing other Touchstone Funds. The Board also noted its familiarity with the Sub-Advisor, as it serves as a sub-advisor to other Touchstone Funds. The Board also took into consideration that the Advisor was satisfied with the Sub-Advisor’s in-house risk and compliance teams and its familiarity with the Sub-Advisor given its management of other Touchstone Funds.
Sub-Advisor’s Proposed Compensation. The Board also took into consideration the financial condition of the Sub-Advisor and any indirect benefits to be derived by the Sub-Advisor from the Sub-Advisor’s relationship with the Fund. In considering the anticipated profitability to the Sub-Advisor of its relationship with the Fund, the Board noted the proposed contractual undertaking of the Advisor to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the Sub-Advisory Agreement would be paid by the Advisor out of the advisory fee that it would receive under the Investment Advisory Agreement and were negotiated at arm’s-length. As a consequence, the anticipated profitability to the Sub-Advisor of its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Sub-Advisor’s management of the Fund to be a substantial factor in its consideration, although the Board noted that the Sub-Advisor had agreed to waive a portion of its sub-advisory fee until the Fund’s assets reached $1 billion.
Proposed Sub-Advisory Fees and Performance Information. The Board compared the Fund's proposed sub-advisory fee with those of comparable funds. The Board noted that the proposed sub-advisory fee was slightly above the median of the Foreign Large Growth category. The Board considered that the Fund would pay an advisory fee to the Advisor and that the Advisor would pay a sub-advisory fee to the Sub-Advisor out of the advisory fee it would receive from the Fund. The Board considered the amount to be retained by the Advisor and the sub-advisory fee to be paid to the Sub-Advisor with respect to the various services to be provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with the Sub-Advisor at arm’s-length. Based on their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the quality of services to be provided by the Sub-Advisor to the Fund and the other factors considered.
As noted above, the Board considered the performance of the Sub-Advisor’s International Growth Strategy. The Board also noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Trust’s other sub-advisors. The Board was mindful of the Advisor's focus on the performance of sub-advisors and the Advisor's ways of addressing underperformance.
Conclusion. In considering the initial approval of the Sub-Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding the Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage the Fund’s assets in accordance with the Fund's investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the Fund’s proposed advisory and sub-advisory fee structure is reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (d) the Sub-Advisor’s proposed investment strategies are appropriate for pursuing the investment goals of the Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to the Fund was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)
Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.
Interested Trustees[1]:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held During Past 5 Years[4]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	36	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2021	President, Touchstone Funds since 2021; Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc. since 2020; President, Foresters Investment Management Company, Inc. from 2018 to 2020; President, North American Asset Management at Foresters Financial from 2018 to 2020; Managing Director, Head of Americas at UBS Asset Management from 2015 to 2017; and Executive Vice President, Head of Distribution at Mackenzie Investments from 2011 to 2014.	36	Trustee, College of Wooster since 2008; and Director, UBS Funds from 2015 to 2017.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	36	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	36	None.

Management of the Trust (Unaudited) (Continued)
Independent Trustees (Continued):
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held During Past 5 Years[4]
Susan J. Hickenlooper, CFA(5) c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired from investment management.	36	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.
Susan M. King c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2021	Formerly, Partner of ID Funds LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020); formerly, Managing Director, Head of Sales Strategy and Marketing, Americas of UBS Asset Management (2015 to 2017); formerly, Director, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (2014 to 2015); and formerly, Director, Alliance Capital Cash Management Offshore Funds (2003 to 2005).	36	Trustee, Claremont McKenna College since 2017; Trustee, Israel Cancer Research Fund since 2019; and Board Member of WHAM! (Women's Health Access Matters) since 2021.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	36	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	36	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.
1Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Moore, as an officer of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
2 Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.
3As of December 31, 2021, the Touchstone Fund Complex consists of 19 series of the Trust, 13 series of Touchstone Funds Group Trust, and 4 variable annuity series of Touchstone Variable Series Trust.
4Each Trustee is also a Trustee of Touchstone Funds Group Trust and Touchstone Variable Series Trust.
5Upon the recommendation of the Governance Committee, the Board extended the mandatory retirement age for Ms. Hickenlooper for a one-year period to allow her to remain a Trustee of the Trust through December 31, 2022.

Management of the Trust (Unaudited) (Continued)
Principal Officers:
Name Address Year of Birth	Position(s) Held with Trust(1)	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until resignation, removal or disqualification President since January 2021	See biography above.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer, of IFS Financial Services, Inc. (a holding company) and Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (2021 to Present).
Meredyth A. Whitford-Schultz Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Senior Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).
(1)Each officer also holds the same office with the Touchstone Funds Group Trust and Touchstone Variable Series Trust.

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PRIVACY PROTECTION POLICY
We Respect Your Privacy
Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.
Our Pledge to Our Clients
•  We collect only the information we need to service your account and administer our business.
•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•  We make every effort to ensure the accuracy of your information.
We Collect the Following Nonpublic Personal Information About You:
•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.
Categories of Information We Disclose and Parties to Whom We Disclose
We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.
We Place Strict Limits and Controls on the Use and Sharing of Your Information
•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•  We will not sell your personal information to anyone.
We May Provide Information to Service Your Account
Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.
This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.
*Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.
A Member of Western & Southern Financial Group®
The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments
Distributor
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com
Investment Advisor
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581
Shareholder Service
800.543.0407
* A Member of Western & Southern Financial Group
TSF-54CC-TST-AR-2112

(b)   Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (December Funds) totaled $57,500 and $55,100 for the fiscal years ended December 31, 2021 and December 31, 2020, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $8,000 for the fiscal years ended December 31, 2021 and December 31, 2020, respectively. The fees for 2020 are associated with filings of Form N-1A and Form N-14.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $20,060 and $11,760 for the fiscal years ended December 31, 2021 and December 31, 2020, respectively. The fees relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,266 and $1,639 for the fiscal years ended December 31, 2021 and December 31, 2020, respectively. The fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust and certain entities*, totaled approximately $528,481 and $766,767 for the fiscal years ended December 31, 2021 and December 31, 2020, respectively.

* These include the advisors (excluding non-affiliated sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Strategic Trust

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	March 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	March 1, 2022

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	March 1, 2022

* Print the name and title of each signing officer under his or her signature.